                                                                  EXHIBIT 10.5.3

                     ASSIGNMENT AND MODIFICATION OF MORTGAGE

                        GREENVILLE COUNTY, SOUTH CAROLINA

                  KNOW ALL MEN BY THESE PRESENTS, that as of the 16th day of September, 2003, pursuant to this ASSIGNMENT AND MODIFICATION OF MORTGAGE (this "Assignment"), BANK ONE, NA, having an address at 611 Woodward Avenue, Detroit, Michigan 48226, as Administrative Agent ("Assignor"), in consideration of TEN DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, paid by LEHMAN COMMERCIAL PAPER INC., whose address is 745 Seventh Avenue, New York, New York 10019, as successor to Assignor as Administrative Agent ("Assignee"), does hereby assign, transfer, sell, convey and set over unto Assignee, its successors and assigns, all without recourse, warranty or representation, all and any of its right, title and interest in and to that certain mortgage granted by DAY INTERNATIONAL, INC., a Delaware corporation having an address at c/o Day International Group, Inc., 130 West Second Street, Dayton, Ohio 45402 ("Mortgagor") in favor of Assignor (the "Mortgage"), such Mortgage being more particularly described in Exhibit A attached hereto and by this reference incorporated herein covering the property described in Exhibit B, together with any interest Assignor may have as mortgagee in the indebtedness described and secured by such instrument and the money due or to become due thereunder with interest. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement.

                  TO HAVE AND TO HOLD the same unto the said Assignee and its successors and assigns forever.

                  IT IS FURTHER AGREED that the Mortgage is hereby amended as follows:

                  1. The Mortgage is amended so that it will secure, among other things, an increase in the principal amount of the Indebtedness so that the maximum amount of Indebtedness which is secured by the Mortgage is $155,000,000.00 (ONE HUNDRED FIFTY FIVE MILLION DOLLARS AND 00/100). The final maturity date of the Indebtedness is September 16, 2009.

                  2. The Mortgage is amended by deleting the reference in the opening paragraph to "BANK ONE, NA, having an address at 611 Woodward Avenue, Detroit, Michigan 48226, as Administrative Agent (in such capacity, "Mortgagee")" and substituting the following therefore: "LEHMAN COMMERCIAL PAPER INC., whose address is 745 Seventh Avenue, New York, New York 10019, as Administrative Agent (in such capacity, "Mortgagee")".

                  3. The Mortgage is amended by deleting the reference in the opening paragraph to "the Amended and Restated Senior Secured Credit Agreement dated as of October 19, 1999 (as the same may be amended, supplemented, waived or otherwise modified from time to time the "Credit Agreement") among SG Cowen Securities Corporation, as Arranger, Mortgagee, the Lenders, and Day International Group, Inc. (the "Borrower")" and substituting the following therefore:

                  "the Amended and Restated Senior Secured Credit Agreement dated as of October 19, 1999 among SG Cowen Securities Corporation, as Arranger, Mortgagee, the Lenders, and Day International Group, Inc. (the "Borrower"), as further amended and restated pursuant to the Second Amended and Restated Senior Secured Credit Agreement dated as of September 16, 2003 among Lehman Brothers Inc. and Banc One Capital Markets, Inc. (successors in interest to SG Cowen Securities Corporation), as Joint Lead Arrangers, Bank One, NA, as Syndication Agent, National City Bank, as Documentation Agent, Mortgagee, the Lenders, and the Borrower (as the same may be further amended, supplemented, waived or otherwise modified from time to time the "Credit Agreement")."

                  4. Notwithstanding paragraph one herein, pursuant to subsection 10.1 of the Credit Agreement, upon the prior written request of the Borrower to the Administrative Agent, and without the written consent of the Required Lenders or the Lenders, the Indebtedness which is secured by the Mortgage may be increased by an amount not to exceed $32,000,000.00 (THIRTY TWO MILLION DOLLARS AND 00/100) and the Mortgage shall automatically secure such increased Indebtedness without the necessity of an amendment thereto.

                  This Assignment may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page.

                  Assignor executes this Assignment solely with respect to the assignment provisions and not the amendment provisions hereof.

              [The rest of this page is intentionally left blank.]

                  IN WITNESS WHEREOF, the parties have caused these presents to be signed on the day and year first above written.

                                          MORTGAGOR:

Signed, sealed and                        DAY INTERNATIONAL, INC.,
delivered to the                          a Delaware corporation
presence of

/s/ William Bach                          By: /s/ Thomas J. Koenig
---------------------------                   --------------------------------
Witness Name:                                 Name: Thomas J. Koenig
                                              Title: VP & CFO

                                          Attest:

/s/ Gregory A. Hoffbauer                  By: /s/ S. F. Skerl
---------------------------                   --------------------------------
Witness Name:                                 Name: S. F. Skerl
                                              Title: Treasurer

                                          ASSIGNEE:

Signed, sealed and                        LEHMAN COMMERCIAL PAPER INC.,
delivered in the                          as successor Administrative Agent
presence of

/s/ Ritam R. Bhalla                       By: /s/ G. Andrew Keith
---------------------------                   --------------------------------
Witness Name: Ritam                           Name: G. Andrew Keith
R. Bhalla                                     Title: Authorized Signatory

                                          Attest:

/s/ Helen Hwang                           By: /s/ Nelvadia Hatcher
---------------------------                   --------------------------------
Witness Name: Helen Hwang                     Name: Nelvadia Hatcher
                                              Title:  Notary Public

                                          ASSIGNOR:

Signed, sealed and                        BANK ONE, NA,
delivered in the                          as Administrative Agent
presence of

/s/ Patricia J. Blommel                   By: /s/ Joey D. Williams
---------------------------                   --------------------------------
Witness Name:                                 Name: Joey D. Williams
                                              Title: VP

                                          Attest:

/s/ Angie Winterbotham                    By: /s/ Michael A. Powe
---------------------------                   --------------------------------
Witness Name:                                 Name: Michael A. Powe
                                              Title: FVP

                                 ACKNOWLEDGEMENT

STATE OF                   )
                           ) ss.:
COUNTY OF                  )

                  On the ___ day of September in the year 2003, before me, the undersigned personally appeared _______________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                   ____________________________________
                                   (signature and office of individual taking acknowledgement)

                                   ____________________________________
                                   Name:
                                   Notary Public

[NOTARY SEAL]                      _______________County,_______

                                   My Commission Expires:_______

                                 ACKNOWLEDGEMENT

STATE OF                   )
                           ) ss.:
COUNTY OF                  )

                  On the ___ day of September in the year 2003, before me, the undersigned personally appeared ________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                   _________________________________________
                                   (signature and office of individual taking acknowledgement)

                                   _________________________________________
                                   Name:
                                   Notary Public

[NOTARY SEAL]                      ___________County,_________

                                   My Commission Expires:_________

                                 ACKNOWLEDGEMENT

STATE OF                   )
                           ) ss.:
COUNTY OF                  )

                  On the ___ day of September in the year 2003, before me, the undersigned personally appeared _________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument, and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

                                   __________________________________________
                                   (signature and office of individual taking acknowledgement)

                                   __________________________________________
                                   Name:
                                   Notary Public

[NOTARY SEAL]                      ___________County,_________

                                   My Commission Expires:________

DRAFTED BY AND WHEN RECORDED RETURN TO:

Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, New York 10153
ATTN: Lisa Gordon, Esq.

                                    EXHIBIT A

                                    Mortgage

         Mortgage executed by DAY INTERNATIONAL, INC., a Delaware corporation, as Mortgagor, and SOCIETE GENERALE, as mortgagee, dated as of October 19, 1999 and recorded on October 27, 1999 in Mortgage Book 3300, Page 273, as amended by that First Amendment to Mortgage between Mortgagor and Mortgagee, dated as of June 29, 2001 and recorded on September 17, 2001 in Mortgage Book 3547, Page 899 in the Office of the Register of Deeds for Greenville County, South Carolina.

                                    EXHIBIT B

                                Legal Description

                                 (see attached)

                                       9